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                            Prudential Mutual Funds
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                       Supplement dated October 15, 2002

   The section of each Fund's prospectus entitled 'How to Buy, Sell and Exchange Shares of the Fund--How to Exchange Your Shares' and the section of each Fund's statement of additional information (SAI) entitled 'Shareholder Investment Account--Special Exchange Privileges' are changed as follows:

   Effective June 16, 2003 the special exchange privilege that allows eligible Class B or Class C shareholders to exchange their shares for Class A shares will be discontinued. Class B shares will continue to automatically convert into Class A shares after approximately seven years from the time of purchase. See 'How to Buy, Sell and Exchange Shares of the Fund--Class B Shares Convert to Class A Shares After Approximately Seven Years' for more information.

   The section of each Fund's prospectus entitled 'How to Buy, Sell and Exchange Shares of the Fund--Class B Shares Convert to Class A Shares After Approximately Seven Years' and the section of each Fund's SAI entitled 'Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares' are supplemented as follows:

   Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

                                   *   *   *

MF2002C5

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   The information in this Supplement relates to the prospectuses and SAIs of the Funds indicated below, and is effective as of the date indicated below.

                          Date of
Fund Name                 Prospectus and SAI    Effective Date
-----------------------   -------------------   -------------------
Prudential Europe
 Growth Fund, Inc.        June 26, 2002         December 31, 2002
Prudential Government
 Income Fund, Inc.        April 30, 2002        October 31, 2002
Prudential Municipal
 Bond Fund                June 28, 2002         December 31, 2002
   Insured Series
   High Income Series
Prudential Natural
 Resources Fund, Inc.     July 30, 2002         January 31, 2003
Prudential Real Estate
 Securities Fund          May 24, 2002          November 29, 2002